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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 5, 2002


                          PINNACLE ENTERTAINMENT, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     0-10619              95-3667491
(State or Other Jurisdiction         (Commission           (IRS Employer
     of Incorporation)               File Number)        Identification No.)


         330 N. Brand Boulevard, Suite 1100, Glendale, California 91203
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's telephone number, including area code: (818) 662-5900


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Item 5. Other Events.

On August 5, 2002, Pinnacle Entertainment, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7. Exhibits.

99.1  Press Release dated August 5, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PINNACLE ENTERTAINMENT, INC.

Date:  August 6, 2002               By: /s/ Bruce C. Hinckley
                                    ---------------------------------
                                            Bruce C. Hinckley
                                            Chief Financial Officer

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                           Exhibit Index

Exhibit  Description
-------  -----------

99.1     Press Release dated August 5, 2002.

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